                                                                 EXHIBIT 10.36.1
                                                                 ---------------


                        AMENDMENT TO THREE PARTY SPECIAL
                           DEPOSIT ACCOUNT AGREEMENT

                              SPECIAL INSTRUCTIONS

     This Amendment amends and modifies the Three Party Special Deposit Account Agreement ("Agreement") entered into effective May_____, 1997, among Union Bank of California, N.A., The Hongkong and Shanghai Banking Corp., Ltd. and Tarrant Apparel Group dba Fashion Resource. In the event of an inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment will prevail, but only to the extent necessary to avoid the inconsistency.

     The parties agree as follows:

     1. Except as otherwise instructed by Secured Party, Bank is to transfer collected funds in the Special Deposit Account on a per request basis Via Fedwire to:

          Marine Midland Bank - New York
          ABA # 021001088

          TO CREDIT:   Hongkong and Shanghai Banking Corp. New York
                       Account # 0102991

          TO FURTHER CREDIT:
          BENEFICIARY:  TARRANT CO., LTD. ACCOUNT # 567-208-400-0004
          Hong Kong

          Except as otherwise instructed by Secured Party, Bank is to transfer collected funds. Secured Party and Borrower represent and warrant that the above account number is correct and recognize that a beneficiary bank or intermediate bank involved in a wire transfer may pay a wire solely on the basis of the account number even if the beneficiary's name and account number do not agree. (See Uniform Commercial Code section 4A 11-207). Borrower shall pay all fees associated with Fedwires to and from the Special Deposit Account and Borrower shall be responsible for all account maintenance fees associated with the Special Deposit Account. Attached as Exhibit 1 is a sample facsimile wire transfer request from Secured Party.

     2. Except as otherwise instructed by Secured Party, Bank is to transfer collected funds in the Special Deposit Account on a per request basis via telephone and confirmed by facsimile from Secured Party to:

                        Union Bank Account # 2100690988
          Attached as Exhibit 2 is a sample facsimile transfer request from Secured Party.

     The foregoing is acknowledged.


THE HONGKONG AND SHANGHAI BANKING CORP., LTD.

By:  /s/ James Benoit
    ----------------------------------

Title:  Corporate Relationship Manager
       -------------------------------



TARRANT APPAREL GROUP DBA FASHION         TARRANT APPAREL GROUP DBA FASHION
RESOURCE                                  RESOURCE


By:   /s/ Mark B. Kristof                 By:  /s/ Corazon R. Reyes
    --------------------------------          ------------------------------

Title:  Vice President-Finance & CFO      Title:  Chief Operating Officer
       -----------------------------            ----------------------------


UNION BANK OF CALIFORNIA


By:   /s/ Debra Jamin Heller
    -------------------------

Title:  Vice President
       ----------------------

To: Ms. Nafi Sedaghat (cc Mark Kristof, Paul Lau, Union Bank) Tarrant Apparel Group
         Los Angeles, CA
         Fax No:  (213) 780-0751 / HK 2343-2801 / Union

From:    J K D Benoit
         Corporate Relationship Manager
         Textiles & Institutional Banking, Hong Kong Office
         Fax No: 852-2877 5442  Telephone /Telex: 2822 3515

Title:   BLOCKED ACCOUNT WITH UNION BANK
         -------------------------------

_________________________________________________________________________


Dear Nafi:

Authorization No.
-----------------

We have no objections to your requesting Union Bank to exceptionally transfer up
                                                       -------------
to USD ____________ from the blocked account number 2100691003 to:

Marine Midland Bank - New York
ABA # 021001088

TO CREDIT:     Hongkong & Shanghai Banking Corporation Ltd.
               New York, New York
               Account # 0102991

TO FURTHER
CREDIT:        Tarrant Co. Ltd.
               Hong Kong
               Account # 567-208400-0004

Yours Sincerely,


JKD Benoit
Sig. No. 1940

                                   EXHIBIT 1

To:    Ms. Nafi Sedaghat (cc Mark Kristof, Paul Lau, Union Bank)
       Tarrant Apparel Group
       Los Angeles, CA
       Fax No:  (213) 780-0751 / HK 2343-2801 / Union

From:  J K D Benoit
       Corporate Relationship Manager
       Textiles & Garments Division
       Corporate & Institutional Banking, Hong Kong Office
       Fax No: 852-2877 5442  Telephone /Telex: 2822 3515

Title: BLOCKED ACCOUNT WITH UNION BANK
       -------------------------------

_________________________________________________________________________


Dear Nafi:

Authorization No.
-----------------

We have no objections to your requesting Union Bank to exceptionally transfer up
                                                       -------------
to USD ____________ from the blocked account number 2100691003 to your normal operating account 2100690988.


Yours Sincerely,


JKD Benoit
Sig. No. 1940

                                   EXHIBIT 2